 PART B

STATEMENT OF ADDITIONAL INFORMATION

The Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Global High Income Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each a “Fund” and, collectively, the “Funds”) are series of Saturna Investment Trust (the “Trust”).

This Statement of Additional Information (“SAI”) is not a Prospectus. It merely furnishes information concerning the Funds that is not included in the Funds’ Prospectuses. It should be read in conjunction with the Prospectuses.

The Trust’s Annual Report to shareowners of the Funds dated

November 30, 2023, accompanying notes, and Report of Independent Registered Public Accounting Firm appearing in the Annual Report are incorporated by reference and made a part of this SAI.

You may obtain Prospectuses or Summary Prospectuses dated March 29, 2024, and shareowner Annual and Semi-Annual Reports without charge by writing to the address shown above, calling toll-free to 800-728-8762, and at www.saturna.com.

History of the Funds

Saturna Investment Trust (the “Trust”) is a business trust formed pursuant to RCW 23.90 of the laws of the State of Washington to operate as an open-end management company. When formed on February 20, 1987, the name was Northwest Investors Tax-Exempt Business Trust. The Trust’s name was changed to Northwest Investors Trust on October 12, 1990. In connection with the formation of the Sextant Funds, the Trust’s name was changed to Saturna Investment Trust on September 28, 1995.

The Trust has eight separate series (each, a “Fund”) organized into two fund families:

Sextant Mutual Funds

●	Sextant Growth Fund

(commenced operation as an equity fund December 30, 1990, known as Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed),

●	Sextant International Fund

(commenced operation September 28, 1995),

●	Sextant Core Fund

(commenced operation March 30, 2007),

●	Sextant Short-Term Bond Fund

(commenced operation September 28, 1995),

●	Sextant Bond Income Fund

(commenced operation March 1, 1993, known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State municipal bonds was changed), and

●	Sextant Global High Income Fund

(commenced operation March 30, 2012);

Sextant Growth and Sextant International Funds Z Shares commenced operations June 2, 2017.

Saturna Sustainable Funds

●	Saturna Sustainable Equity Fund

(commenced operation March 27, 2015),

●	Saturna Sustainable Bond Fund

(commenced operation March 27, 2015).

Fund Descriptions, Investments, and Risks

Classification

Saturna Investment Trust is an open-end management investment company. It is a series trust that presently offers six Sextant Funds and two Saturna Sustainable Funds to investors. Each Fund is diversified.

Investment Strategies

The Prospectuses and Summary Prospectuses describe the principal investment strategies of each Fund and principal risks of those strategies.

Sextant Mutual Funds

Sextant Growth Fund seeks long-term growth by investing primarily in common stocks of US companies. It may invest in securities convertible into common stocks and preferred stocks, and in other securities that are suited to the Fund’s investment objectives. The Fund ordinarily does not invest in nonconvertible debt securities.

The Growth Fund principally invests in securities of companies with market capitalizations of greater than $1 billion. Although the Fund invests principally in securities of US issuers, it may invest up to 5% of its total net assets (valued at the time of investment) in foreign equity securities traded in or outside the US.

Sextant International Fund invests at least 65% of its total net assets (taken at market value at time of investment) in companies with their headquarters and at least half of their assets and earnings outside the US.

The International Fund principally invests in securities of companies with market capitalizations of greater than $1 billion. To reduce risk, the International Fund follows a value investment style and favors equities of larger, more seasoned companies.

The Fund diversifies its investments among several countries, ordinarily investing in securities of at least three countries outside the US. The Fund varies its investments geographically and by type of securities in which it invests based on the Adviser’s evaluation of economic, market, and political trends outside the United States.

The Adviser considers the relative political and economic stability of a company’s countries of operation in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest in securities traded in mature markets (generally, the countries belonging to the Organisation for Economic Co-operation and Development), in less developed markets (for example, Mexico), and in emerging markets (for example, Peru).

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar results in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such changes also affect the Fund’s income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens) the value of the Fund’s securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund’s securities denominated in that currency would be expected to decline.

Sextant Core Fund seeks long-term capital appreciation and capital preservation. The Fund invests in a mix of common stocks and other equity securities (principally of companies with market capitalizations of greater than $5 billion), plus bonds and other debt securities including short-term (money market) instruments. The stocks in the Core Fund are generally issues included in the Sextant Growth and International Funds. The Core Fund's bond issues are selected using the same investment parameters that apply to Bond Income and Short-Term Bond Funds. Under normal circumstances, the Core Fund invests approximately 40% of its net assets in equities of US companies, 20% in foreign equities, and 40% in investment-grade fixed-income securities (those rated BBB or higher, including government and convertible bonds) including money market instruments and cash (see Bond investments below). To reduce risk, the Core Fund follows a value investment style, favoring income-producing securities and those of larger, more seasoned companies.

The Core Fund diversifies its foreign investments among several countries, ordinarily investing in securities of at least three countries outside the US. The Fund varies its investments geographically and by type of securities in which it invests based on the adviser’s evaluation of economic, market, and political trends outside the United States. The Adviser considers the relative political and economic stability of a company’s countries of operation in evaluating the potential rewards and risks of an investment opportunity. The Fund primarily invests in securities traded in mature markets (generally, the countries of the Organisation for

Economic Co-operation and Development). It does not concentrate in any particular industry.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar results in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such changes also affect the Fund’s income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens) the value of the Fund’s securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund’s securities denominated in that currency would be expected to decline.

Sextant Short-Term Bond Fund invests at least 80% of its net assets in bonds, including corporate and government bonds. Under normal circumstances, the Fund’s dollar-weighted average effective maturity (the sum of the market value of each bond times its number of years to anticipated maturity, divided by the portfolio’s total market value) does not exceed three years. The Fund invests at least 80% of it’s net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g., Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase inclusive of cash, and may invest up to 20% of its net assets in unrated and high-yield bonds (“junk bonds”). Investment-grade investments may include “split rated” securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency.

Sextant Bond Income Fund invests at least 80% of its net assets in bonds, including corporate and government bonds. As an operating policy that may be changed by the Board of Trustees, under normal circumstances the Fund maintains a dollar-weighted average effective maturity of 6 years or more. The Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g., Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase inclusive of cash, and may invest up to 20% in unrated and high-yield bonds (“junk bonds”). Investment-grade investments may include “split rated” securities, which are securities that are rated investment grade by at least one credit rating agency but rated below investment grade by another agency.

Sextant Global High Income Fund invests at least 80% of its net assets in a globally diversified portfolio of attractively valued high-income securities, including:

●	Foreign and domestic common and preferred stocks, including depositary receipts;

●	Foreign and domestic corporate bonds, including convertible bonds;

●	Foreign and domestic government bonds; and

●	High-yield bonds (“junk bonds”).

When selecting equities, the Fund principally invests in income-producing securities of companies with market capitalizations greater than $5 billion.

The Global High Income Fund diversifies its foreign investments among several countries, ordinarily investing in securities of at least three countries outside the US. The Fund varies its investments geographically and by type of securities in which it invests based on the Adviser’s evaluation of economic, market, and political trends.

The Adviser considers the relative political and economic stability of a company’s countries of operation in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest in securities traded in any market, but at least two-thirds of the Fund must be invested in companies headquartered or bonds issued in the developed countries belonging to the Organisation for Economic Co-operation and Development. Seeking the advantage of global diversification, no more than half of the Fund may be invested in securities of companies headquartered or bonds issued in the US.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar results in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such changes also affect the Fund’s income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens) the value of the Fund’s securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund’s securities denominated in that currency would be expected to decline.

To increase safety, no more than half of the Global High Income Fund may be invested in common stocks. Investments in preferred stocks and bonds issued by corporations and governments thus make up the majority of the Fund’s investments (see Bond investments, below). In seeking high income, the Fund favors bonds of lower quality, but may have up to half of its investments in bonds rated A3 or higher. Investors are cautioned that high-yield stocks and bonds carry extra risks (see High-yield securities on page 8). The high-yield stocks and bonds in the Fund are not often included in the other Sextant Fund portfolios.

Sextant Funds Bond investments

(Sextant Short-Term Bond, Sextant Bond Income, Sextant Core, Sextant Global High Income)

The “effective maturity” of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid. It differs from the stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to mortgage-backed securities such as GNMA securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage-backed securities and callable obligations may increase substantially because they become less likely to be prepaid, which may result in greater net asset value fluctuation.

Under normal circumstances, the Short-Term Bond and Bond Income Funds invest at least 80% of their assets (net assets plus any borrowings for investment purposes, taken at market value at the time of investment) in “bonds,” meaning:

●	Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in US dollars, rated at the time of purchase within the four highest grades assigned by a nationally recognized statistical rating agency (“NRSRO”, e.g., Standard & Poor’s, Moody’s Investors Service, Fitch Ratings) (AAA, AA, A, or BBB);

●	Collateralized or securitized bonds, such as asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities;

●	Government and municipal securities;

●	Commercial paper rated Prime-1 by Moody’s at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated AA or better by an NRSRO; and

●	Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

These four Funds may also invest in other debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities). However, the Core Fund may not invest in a security rated at time of purchase below the fourth highest grade assigned by an NRSRO (BBB). Debt rated BBB is considered “medium grade,” though still generally accepted as investment grade.

US government securities include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the US Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the US government or by its agencies or instrumentalities. US government securities are generally accepted as being among the safest debt securities with respect to the timely payment of principal and interest (but not any premium paid on their purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and the securities’ values fluctuate. The Funds may also invest in securities issued by foreign governments that meet the rating requirement of the Fund.

Among the government securities the Funds may purchase are those issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), and other agencies. Securities such as these represent an interest in a pool of mortgages insured in whole or in part by other agencies or the US Treasury, depending on the terms of the issue.

These “mortgage-backed” debt securities are entitled to interest and principal payments on mortgages in the pool as they are paid. During periods of declining interest rates, there is an increased likelihood that these mortgages will be prepaid, resulting in a loss of the benefit of holding the instrument to full term and a loss of any premium the Fund may have paid to buy the security.

The Funds may also invest in floating rate instruments that provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features.

Medium-grade (BBB) debt securities are obligations of issuers with less capacity to pay interest and repay principal than those rated more highly. Investment in these debt securities involves somewhat greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience more difficulty in servicing their principal and interest payment obligations.

Some issuers of debt securities choose not to have their securities rated by a rating service. A Fund may invest in unrated securities that in the Adviser’s opinion are comparable to securities having a rating suitable for investment by the Fund. In selecting investments, the Adviser makes its own judgments and does not rely on rating agencies.

The Short-Term Bond Fund, Bond Income Fund, and Global High Income Fund may also invest in high-yield bonds (“junk bonds”). These bonds carry NRSRO ratings below BBB and typically pay a higher yield due to their increased risk of default.

Saturna Sustainable Funds

Saturna Sustainable Equity Fund seeks capital appreciation by investing primarily in common stocks. It may invest in securities convertible into common stocks and preferred stocks, and in other securities that are suited to the Fund’s investment objectives. The Fund does not invest in nonconvertible debt securities.

Under normal conditions, the Fund invests at least 80% of its assets in equities of issuers located throughout the world that the Fund’s Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Fund’s Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance (“ESG”). The Fund’s Adviser uses an internally developed ESG rating system to identify issuers that the Fund’s Adviser believes demonstrate sustainable characteristics.

The Sustainable Equity Fund principally invests in equity securities of companies with market capitalizations greater than $5 billion. To reduce risk, the Fund follows a value investment style and favors equities of more seasoned companies.

The Sustainable Equity Fund diversifies its investments among countries, ordinarily investing in securities of companies headquartered in at least four countries. No more than 40% of the Fund can be invested in companies domiciled in any one country. The Fund varies its investments geographically and by industry based on the Adviser’s evaluation of economic, market, and political trends. The Adviser considers the relative political and economic stability of a company’s operational countries in evaluating the potential rewards and risks of an investment opportunity. The Fund primarily invests in securities traded in mature markets (generally, the countries belonging to the Organisation for Economic Co-operation and Development). No more than 30% of assets may be invested in developing markets.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar results in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such changes also affect the Fund’s income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens) the value of the Fund’s securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund’s securities denominated in that currency would be expected to decline.

Saturna Sustainable Bond Fund seeks current income and capital preservation. Under normal conditions, the Fund invests at least 80% of its net assets in bonds of issuers located throughout the world (including emerging markets) that the Fund’s Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Fund’s Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance (“ESG”). The Fund’s Adviser uses an internally developed ESG rating system to identify issuers that the Fund’s Adviser believes demonstrate sustainable characteristics.

Under normal conditions, the Fund maintains a dollar-weighted average maturity of three years or more, invests at least 65% of its net assets in bonds within the four highest grades (AAA, AA, A, or BBB), and may invest up to 35% in unrated and high-yield bonds (“junk bonds”). The Sustainable Bond Fund diversifies its investments among several countries, ordinarily investing in issuers headquartered in at least four countries. No more than 40% of the Fund can be invested in issuers domiciled in any one country. The Fund varies its investments geographically and by industry based on the Adviser’s evaluation of economic, market, and political trends. The Adviser considers the relative political and economic stability of an issuer’s countries of operation in evaluating the potential rewards and risks of an investment opportunity. The Fund primarily invests in bonds traded in mature markets (generally, the countries of the Organisation for Economic Co-operation and Development). No more than 30% of assets may be invested in developing markets.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar results in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such changes also affect the Fund’s income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens) the value of the Fund’s securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund’s securities denominated in that currency would be expected to decline.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes, taken at market value at the time of investment) in “bonds,” meaning:

●	Corporate bonds;

●	Collateralized or securitized bonds, such as asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities;

●	Government and municipal securities;

●	Commercial paper rated Prime-1 by Moody’s at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated AA or better an NRSRO; and

●	Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

The “effective maturity” of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid. It differs from the stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to mortgage-backed securities such as GNMA securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage-backed securities and callable obligations may increase substantially because they become less likely to be prepaid, which may result in greater net asset value fluctuation.

The Fund may also invest in other debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities).

US government securities include: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the US Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the US government or by its agencies or instrumentalities. Government securities are generally accepted as being among the safest debt securities with respect to the timely payment of principal and interest (but not any premium paid on their purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and the securities’ values fluctuate. The Fund may also invest in securities issued by foreign governments that meet the rating requirement of the Fund.

Among the government securities the Fund may purchase are those such as Fannie Mae, Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal Home Loan Banks in the US. Securities such as these represent an interest in a pool of mortgages insured in whole or in part by other agencies or the US Treasury, depending on the terms of the issue.

These “mortgage-backed” debt securities are entitled to interest and principal payments on mortgages in the pool as they are paid. During periods of declining interest rates, there is an increased likelihood that these mortgages will be prepaid, resulting in a loss of the benefit of holding the instrument to full term and a loss of any premium the Fund may have paid to buy the security.

The Fund may also invest in floating rate instruments that provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features.

Lower-grade debt securities are obligations of issuers with less capacity to pay interest and repay principal than those rated higher. Investment in these debt securities involves somewhat greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience more difficulty in servicing their principal and interest payment obligations.

Some issuers of debt securities choose not to have their securities rated by a rating service. The Fund may invest in unrated securities that in the Adviser’s opinion are comparable to securities having a rating suitable for investment by the Fund. In selecting investments, the Adviser makes its own judgments and does not rely on rating agencies.

The Sustainable Bond Fund may also invest in high-yield bonds (“junk bonds”). These bonds carry NRSRO ratings below BBB and typically pay a higher yield due to their increased risk of default.

Risks

Market risk

(All Funds)

The value of a Fund’s shares rises and falls as the value of the securities in which a Fund invests goes up and down. Only consider investing in a Fund if you are willing to accept the risk that you may lose money.

Growth stocks

(Sextant Growth, Sextant Core, Saturna Sustainable Equity)

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

Foreign securities

(Sextant International, Sextant Core, Sextant Short-Term Bond, Sextant Bond Income, Sextant Global High Income, Saturna Sustainable Equity, Saturna Sustainable Bond)

Investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities or instruments involves risks and opportunities not typically associated with investing in US securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the US; less public information with respect to issuers of securities; less governmental supervision of exchanges, issuers, and brokers; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform trading practices; less liquidity or greater price volatility in foreign markets; possible imposition of foreign taxes; or less advantageous legal, operational, and financial protections applicable to foreign custodial arrangements. Governments worldwide could affect investments by expropriation or confiscatory taxation, seizure or nationalization of bank deposits or other assets, establishment of exchange controls, adoption of anti-business restrictions, or adverse political, social, or diplomatic developments. Trading of foreign securities may be suspended, either by the issuers themselves, by an exchange, by governmental authorities, or by sanctions. Suspensions may last for significant periods of time, during which trading may be halted.

The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thereby reducing the net amount of income available for distribution to Fund shareowners. A shareowner otherwise subject to US federal income taxes may, subject to various limitations, be entitled to claim a credit or deduction for US federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Emerging markets risk

(Sextant International, Sextant Global High Income, Saturna Sustainable Equity, Saturna Sustainable Bond)

There are heightened risks when investing in emerging markets, which are generally less liquid and more volatile than more developed securities markets. These risks include greater political or economic uncertainties; delays and disruptions in securities settlement procedures; weaker corporate governance, accounting, auditing, and financial reporting standards; and less publicly available information about issuers. Emerging market countries’ governments may also be more likely to impose capital controls or nationalize an industry. The likelihood of suspensions of issuers traded on foreign exchanges may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets.

Bond credit

(Sextant Core, Sextant Short-Term Bond, Sextant Bond Income, Sextant Global High Income, Saturna Sustainable Bond)

An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength, or in a security’s credit rating may affect a security’s value.

Interest rate

(Sextant Core, Sextant Short-Term Bond, Sextant Bond Income, Sextant Global High Income, Saturna Sustainable Bond)

When interest rates rise, bond prices generally fall. The opposite is also generally true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes. Interest rates change based on longer-term economic expectations, primarily inflation. Higher rates normally prevail in underperforming economies. When interest rates are historically low, the risk of bond prices falling should rates return to normal is increased.

High-yield securities

(Sextant Short-Term Bond, Sextant Bond Income, Sextant Global High Income, Saturna Sustainable Bond)

High-yield securities (“junk bonds”) involve greater risk of a loss, or delays of interest, principal, or dividend payments than higher quality securities. Issuers of lower-rated or “high-yield” securities are not as strong financially as those issuing higher quality securities. Companies with high dividends are generally more financially leveraged and likely to be undergoing difficult and stressful conditions in their operations. Issuers of high-yield securities are likely more vulnerable to changes in the relevant economy that could affect their ability to make payments of interest, principal, or dividends as expected. The prices of high-yield securities generally fluctuate more than those of higher credit quality. High-yield securities are often more illiquid (harder to sell) and harder to value.

LIBOR transition risk

(Sextant Global High Income, Saturna Sustainable Bond)

A Fund may have invested in certain debt securities or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. Debt securities and other financial instruments that originally utilized LIBOR have generally been transitioned to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by US Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR or may not have been able to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund's performance or NAV.

Liquidity

(All Funds)

Market risk also includes the concept of “liquidity,” the ability of security holders to purchase and sell securities. Liquidity can relate to securities markets as a whole or to the market for only one or a few types of securities. Should a market become “illiquid” (lose liquidity), the ability to purchase and sell securities disappears. Holders of securities that are illiquid may have little or no ability to dispose or purchase securities as desired. Adverse market conditions can cause investors to place a premium on the highest quality liquid securities (such as US Treasury securities), which can result in a relative increase in interest rates for other types of bonds. Bonds that are less liquid may be affected by material increases in the general level of risk aversion and any resulting decrease in liquidity for non-US government obligations.

Saturna Sustainable Bond Fund may invest in restricted securities which may increase liquidity risk as a result of such restrictions.

Fundamental Policies

The investment objectives of each Fund are described in the Prospectuses and Summary Prospectuses. Investment objectives and certain policies of each of the Funds may not be changed without the prior approval of the holders of the majority of the outstanding shares of the respective Fund. Investment objectives and policies that are considered fundamental and subject to change only by prior approval of the shareowners include:

●	the primary and any secondary investment objectives;

●	for the Sextant Bond Income, Sextant Short-Term Bond, and Saturna Sustainable Bond Fund the 80% of assets minimum investment in bonds;

●	the classification of the Funds as an open-end management company and the subclassification of each of the Funds as a diversified company; and

●	the policies listed under “Investment Restrictions.”

Diversification

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to cash and cash items (including receivables), securities issued or guaranteed by the US government, its agencies and instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer.

The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund.

Investment Restrictions

Sextant Mutual Funds, Saturna Sustainable Funds

In addition to the restrictions stated in the Prospectuses and Summary Prospectuses, the Funds shall not:

●	purchase securities on margin;

●	sell securities short, or purchase or write put or call options;

●	purchase “restricted securities” – those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable (this restriction does not apply to Saturna Sustainable Bond Fund); or

●	invest in oil, gas, or other mineral exploration leases and programs.

The Funds shall not make loans to others, except for:

●	the purchase of debt securities; or

●	the entering into repurchase agreements.

The Funds shall not invest in securities so as to not comply with Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”), in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund’s total assets is represented by:

●	cash and cash items, government securities, and securities of other regulated investment companies; and

●	other securities.

In addition, the Funds shall not purchase:

●	real estate;

●	real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or Nasdaq’s National Market System); or

●	commodities or commodity contracts.

The Funds shall not:

●	issue senior securities; provided, however, that a fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; the Trust is authorized to mortgage or pledge assets of a Fund to the extent necessary to secure such temporary borrowings; act as a securities underwriter, except that they may purchase securities directly from the issuer for investment purposes;

●	purchase or retain securities of any issuer if the officers or trustees of the Trust or its Adviser own more than one-half of one percent of the securities of such issuer; or

●	invest in any company for the purpose of management or exercising control.

No Fund shall invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker’s commission.

The Funds shall not:

●	purchase securities of any issuer in excess of 5% of the Fund’s total assets;

●	purchase more than 10% of the outstanding voting securities of any issuer;

●	concentrate investments in a single industry beyond 25% of the total value of a Fund;

●	invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation; or

●	purchase securities if such Fund’s outstanding borrowings exceed 5% of its net assets.

No Fund’s investments in warrants, valued at the lower of cost or market, shall exceed 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value.

Notwithstanding the above, the Funds may purchase securities pursuant to the exercise of subscription rights, provided that such purchase does not result in the Funds’ ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareowners at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Funds’ interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Funds may not always realize the full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Funds’ portfolio securities with the result that the Funds would be forced to sell securities at a time when they might not otherwise have done so, or to forgo exercising the rights.

Other Fund Policies

Temporary Defensive Position

When the Adviser considers a temporary defensive investment position advisable, any Fund may invest without limitation in high-quality corporate debt obligations, US government obligations, or hold cash or cash equivalents. Taking a temporary defensive position may keep a Fund from attaining its investment objective.

Portfolio Turnover

The Funds place no restrictions on portfolio turnover and the Funds will buy or sell investments according to the adviser’s appraisal of the factors affecting the market and the economy. During the Fund’s two most recent fiscal years ended November 30, 2023, the Fund had significant portfolio turnover.

Sextant Growth Fund: The investment environment has evolved rapidly since the pandemic with some industries falling out favor and others rising to the fore, in particular AI. In taking these changes into account the Fund repositioned its portfolio leading to increased turnover.

Sextant International Fund: Volatile markets in 2022 provided an opportunity to reposition the portfolio. Turnover increased from tax conscious portfolio diversification efforts. Given the elevated activity and portfolio repositioning completed in 2022, the Fund had further portfolio repositioning in 2023 leading to increased turnover..

Short Term Bond Fund: The Fund’s dollar-weighted average maturity cannot exceed three years. As a function of that dollar-weighted average maturity the Fund can incur significant turnover in any given year. In addition, the Fund repositioned its portfolio to shorten duration and reduce volatility.

Sextant Global High Income Fund: The Fund’s portfolio turnover was 8.3%. The relatively lower portfolio turnover as compared to the prior year does not represent a change in strategy and is instead attributable to an decrease in macroeconomic uncertainty compared to the prior year which lead to fewer needs to reposition the Fund’s portfolio.

Saturna Sustainable Bond Fund: The Fund’s turnover rate is reflective of the Fund’s response to changes in monetary policy. The Fund repositioned its portfolio in response to a rise in central bank benchmark rates along with dramatic changes in the US dollar.

Disclosure of Portfolio Holdings

The Saturna Investment Trust has adopted a portfolio holdings disclosure policy governing the disclosure of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information directly to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.saturna.com. A list of portfolio holdings is generally made available on the Funds’ website within 10 business days after each month-end. Additionally, the Funds publish on the website a list of their top 10 holdings as of the end of each calendar quarter within 10 business days after the end of the quarter for which the information is current.

The Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., nonpublic portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). The Funds may disclose on an ongoing basis such nonpublic portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser (Saturna Capital and its affiliated companies), independent registered public accounting firm (Tait, Weller & Baker, LLP), custodian (UMB Bank, NA), financial printers (Lithtex Northwest, RR Donnelley, Broadridge), and to the legal counsel (K&L Gates LLP) for the Funds’ trustees. The Adviser may disclose daily nonpublic portfolio holdings information on a next-day basis to service providers to enable the Adviser to perform statistical analysis using that service provider’s systems and software programs. The Adviser may also provide certain nonpublic portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Nonpublic portfolio holdings information may be provided to other persons if approved by the Adviser’s president or designee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Neither the Adviser, the Funds, nor any affiliated or non-affiliated party shall receive any compensation or other consideration in connection with the disclosure of portfolio holdings.

In view of these Fund policies, it is unlikely that a conflict of interest between the Funds, the Adviser, or any affiliated person of the Funds may arise. However, should the Adviser’s president become aware that a potential conflict of interest may exist in connection with authorized portfolio disclosures, she will promptly consult with the chairman of the Trust’s Board of Trustees with regard to action to be taken. For further information about conflicts of interest, see the “Portfolio Managers” section beginning on page 22.

Proxy Voting Policies

The proxy voting guidelines summarize Saturna Capital Corporation’s positions and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted.

The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are varied, there may be instances when the Adviser may not vote in strict adherence to these guidelines. We will evaluate the merits and intentions of all proposals, and will typically vote in favor of those proposals we determine to be constructive to the company, to the environment in which it operates, and to the best interest of its shareowners. We will typically oppose proposals we deem to be immaterial, nuisance proposals, or proposals that would entail significant costs in compliance with little associated benefit.

Regardless of the circumstances, the Adviser will always attempt to vote in accordance with the Funds’ specific investment objectives and policies, which includes careful examination of environmental, social, and governance issues.

Saturna Capital Corporation’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareowners. The research analyst assigned to the sector in which an issue falls is responsible for voting the associated proxies.

These guidelines are reviewed and approved annually by the Trustees. The research analyst will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with a company or management) or uncertainty regarding the merits of any management or shareowner proposal to Saturna’s Proxy Committee for discussion and adjudication. The Proxy Committee consists of the Chief Investment Officer, President, and Chief Legal Officer of Saturna Capital Corporation, as well as other relevant investment professionals who may participate from time to time.

Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. The Funds’ voting record is filed on Form N-PX for each 12-month period ending June 30 and is available (1) without charge, upon request, by calling Saturna Capital Corporation toll-free at 1-800-728-8762; (2) on the Saturna website; and (3) on the SEC’s website at www.sec.gov.

Corporate Governance

We will generally vote FOR:

●	Proposals requesting disclosure of the company’s political

contributions and policies governing political contributions.

●	Proposals requesting disclosure of the company’s lobbying expenditures and policies governing lobbying expenditures.

●	Proposals requesting disclosure of the company’s participation in drafting and/or supporting legislation (including the names of partnering organizations, if applicable).

●	Management’s recommendation for ratification of the auditor, except in the case where non-audit fees represent more than 30% of the total fees paid in the previous year.

Corporate Transactions

We will generally vote AGAINST:

●	Authorization to transact other, unidentified, substantive business at the meeting.

We will vote CASE BY CASE on:

●	Mergers and acquisitions, leveraged buyouts, spin-offs, re-incorporations, tax inversions, liquidations, and asset sales with regard to the impact on existing shareowners' and community stakeholders’ interests.

●	Proposals to amend a company’s charter or by-laws.

Director Elections

We will generally vote FOR:

●	Proposals that require a majority of independent Directors.

●	Proposals to separate the Chief Executive Officer and Chairman of the Board positions.

●	Proposals seeking to increase the independence and diversity of board nominating, audit, and compensation committees.

●	Establishment of reasonable retirement age for Directors.

●	Proposals that require Directors to own a minimum number of shares in the company.

We will generally vote AGAINST:

●	Directors who have attended less than 75% of Board meetings.

●	Management proposals that give management the ability to alter the size of the Board without shareowner approval.

●	Efforts to classify the Board or eliminate cumulative voting.

●	The election of Directors who serve on the compensation committee who also serve as CEO of any public company.

●	Proposals to elect Directors on a staggered schedule.

We will vote CASE BY CASE on:

●	Individual Directors, committee members, or on the entire board.

●	Directors who are incumbent members of the nominating committee if the Board, in our judgment, lacks diversity.

Takeover Defenses

We will generally vote FOR:

●	The elimination of dual-class stock with unequal voting rights.

●	Proposals to put poison pills to a shareowner vote.

We will generally vote AGAINST:

●	Proposals to introduce dual-class shareholding structures or non-voting share classes.

●	Proposals to adopt anti-takeover defenses.

Capital Structure

We will generally vote FOR:

●	Proposals to effect stock splits.

●	Proposals authorizing share repurchase programs.

We will vote CASE BY CASE on:

●	Proposals to increase common stock.

Compensation

We will generally vote FOR:

●	Proposals to allow shareowners to vote on executive compensation.

●	Compensation programs that relate executive compensation to a company’s long-term performance.

●	Stock option plans unless they could result in significant dilution or have other provisions clearly not in the interest of existing shareowners.

We will vote CASE BY CASE on:

●	Executive and director compensation. We generally favor capital-related Key Performance Indicators (KPIs): return on capital expenditure (ROCE); return on investment capital (ROIC); economic value added (EVA) rather than accounting-related indicators (sales; earnings per share or EPS); and earnings before interest, taxes, depreciation, and amortization (EBITDA).

Environment

We expect companies to be mindful of their environmental record and impact. We will vote in favor of proposals requesting that companies adopt the Ceres principles, and in favor of requests for corporate social responsibility or sustainability reports detailing a company’s environmental practices.

We will also generally vote in favor of any proposal that requests disclosure and/or improvement relating to the company’s approach to:

●	Addressing climate change.

●	Reducing waste.

●	Reducing greenhouse gas emissions.

●	Reducing other toxic emissions.

●	Taking responsibility for toxic cleanup.

●	Mitigating water-related risks.

●	Mitigating negative impact on biodiversity in the communities in which the company operates.

●	The use of harmful pesticides, antibiotics, genetically-engineered organisms, and other chemicals in food production.

●	Health and environmental hazards the company’s operations present to the communities in which it operates.

●	Sustainable business operations.

Social Responsibility

We will generally vote for any proposals that request disclosure and/or improvement relating to the company’s approach to:

●	The representation of women and minorities in the workplace.

●	Equal employment opportunities and/or nondiscrimination policies.

●	Workplace codes of conduct, particularly practices related to employee health and safety.

●	Product-related safety issues, including product quality and recalls.

●	Animal welfare.

Management of the Funds

Board of Trustees

A Board of six Trustees supervises the Funds: Marina E. Adshade, Ronald H. Fielding, Gary A. Goldfogel, James V. McKinney, Sarah E.D. Rothenbuhler, and Jane K. Carten. The Trustees establish policies as well as review and approve the Funds’ investment advisory contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution, and serve on any committees of the Trust. Trustees serve for the lifetime of the Trust or until reaching the mandatory retirement age, death, resignation, removal, or non re-election by the shareowners. The Trustees annually appoint officers for one-year terms.

Management Information
Name, Address, and Age	Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
Marina E. Adshade, PhD (56) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017)	Professor of Economics, University of British Columbia, Vancouver; Author	Eight	None
Ronald H. Fielding, MA, MBA, CFA (75) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009)	Director, ICI Mutual Insurance Company	Twelve	Amana Mutual Funds Trust
Gary A. Goldfogel, MD (65) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995)	Physician, Pathologist, and Medical Examiner (retired)	Eight	None
Jim V. McKinney (62) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017)

President/CEO, Apple Mountain LLC, consulting and development;

Former US Army Foreign Area Officer – Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia

			Eight	None
Sarah E.D. Rothenbuhler (56) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017)	CEO, Birch Equipment (industrial rentals and sales)	Eight	None
Interested Trustee
Jane K. Carten, MBA (49) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017)	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	Eight	None

Mrs. Carten is an “interested person” of the Trust as an officer and controlling shareowner of the Adviser, Saturna Capital Corporation.

Officers Who Are Not Trustees

Name, Address, and Age	Position(s) held with Trust (length of time served); and term of office	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
Bryce R. Fegley (49)[1] 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020)	Portfolio Manager and Senior Investment Analyst, Saturna Capital
Christopher R. Fankhauser (52)[1] 1300 N. State Street Bellingham, WA 98225	Treasurer (since 2002)

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

Michael E. Lewis (62)[1] 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer (since 2012)	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds
Jacob A. Stewart (43)[1] 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer (since 2015)	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company
Elliot S. Cohen (60)[1] 1300 N. State Street Bellingham, WA 98225	Secretary (since 2022)	Chief Legal Officer, Saturna Capital Corporation, Former Associate General Counsel for Russell Investments

[1]	Messrs. Fegley, Fankhauser, Lewis, Stewart, and Cohen are “interested persons” of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Fankhauser, Lewis, Stewart, and Cohen hold the same positions with Amana Mutual Funds Trust, which has four fund portfolios and is also managed by Saturna Capital Corporation.

As of December 31, 2023, no Independent Trustee (or any of their immediate family members) owned beneficially or of record securities of the Adviser or the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser or principal underwriter.

Management Ownership Information (as of December 31, 2023)

Trustee	Dollar range of equity securities in Funds of Saturna fund complex	Aggregate dollar range of equity securities in all Registered Investment Companies overseen by Trustee/Officer in Saturna fund complex
Marina E. Adshade	Saturna Sustainable Equity: $1-$10,000	$1-$10,000
Jane K. Carten	Sextant Growth Investor Shares: $1-$10,000	Over $100,000
Sextant Growth Z Shares: over $100,000
Sextant International Z Shares: $10,001-$50,000
Sextant Core: over $100,000
Sextant Bond Income: $1-$10,000
Sextant Global High Income: $10,001-$50,000
Saturna Sustainable Equity: over $100,000
Saturna Sustainable Bond: $50,001-$100,000
Ronald H. Fielding	Sextant International Z Shares: over $100,000	Over $100,000
Sextant Global High Income: over $100,000
Gary A. Goldfogel	Sextant Growth Z Shares: over $100,000	Over $100,000
Sextant International Z Shares: over $100,000
Sextant Core: over $100,000
Sextant Short-Term Bond: over $100,000
Sextant Bond Income: over $100,000
Sextant Global High Income: over $100,000
Saturna Sustainable Equity: over $100,000
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	Sextant International Investor Shares: $10,001-$50,000	$10,001-$50,000
Saturna Sustainable Equity: $10,001-$50,000

Leadership Structure and Board of Trustees

As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, and ability to effectively request, evaluate, and discuss information about the Trust with the Adviser and other service providers to the Trust. The Chairman of the Board and all other Trustees (except Mrs. Carten) are independent of the Adviser.

The Board has concluded that its current leadership structure, in which the Chairman of the Board is not affiliated with the Adviser, is appropriate and in the best interest of shareowners, in light of the services provided to the Trust. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during his tenure with the Trust. In addition to the information set forth in the Trustees table (on page 13) and other relevant qualifications, the following are additional important qualifications of each Trustee:

Marina E. Adshade PhD, is a professor of economics at the Vancouver School of Economics at the University of British Columbia. Dr. Adshade earned her doctorate in economics from Queen’s University (Kingston, Ontario). Dr. Adshade is a regular contributor to print and broadcast media and has been published globally in 13 different languages. The Board believes Dr. Adshade’s economics background and research experience make her an excellent board member.

Jane K. Carten MBA, graduated from Western Washington University with an MBA and undergraduate degree in Computer Science and Business. As President of Saturna Capital Corporation (the Funds’ investment adviser), Mrs. Carten oversees Saturna’s daily operations and holds officer positions and directorships with certain Saturna Capital affiliates as noted previously. Mrs. Carten is active in the Bellingham Bay Rotary and is a member of the Young Presidents’ Organization. She is a founder of the nonprofit OpenAccess Internet Services and is a Bellingham Sister Cities member and contributor. The Board believes Mrs. Carten’s demonstrated mutual fund industry experience and background, and her volunteer service and leadership on community boards, make her an excellent board member.

Gary A. Goldfogel MD, served as the Medical Examiner for Northwest Washington State. Dr. Goldfogel is a board-certified physician in Surgical and Forensic Pathology and Laboratory Medicine. He earned his doctorate in the field of medicine from Emory University. He has served on boards of various professional and community organizations. The Board believes Dr. Goldfogel’s service to community organizations, considerable board experience, and business background make him an excellent board member.

Ronald H. Fielding MA, MBA, CFA, has worked in the mutual fund industry as a portfolio manager, owner, and senior officer of mutual fund advisers for over 35 years. He has served on the board of Investment Company Institute Mutual Insurance for 20 years. He has taught courses in finance and economics, and serves on philanthropic and educational institution boards. Mr. Fielding has a bachelor’s degree in liberal arts from St. John’s College, plus master’s degrees in economics and in business from the University of Rochester. The Board believes Mr. Fielding’s demonstrated mutual fund industry experience and background, and his volunteer service and leadership on many boards including ICI Mutual Insurance, make him an excellent board member.

James V. McKinney is the owner of Apple Mountain LLC, a strategy and development consulting firm. Mr. McKinney is a retired foreign area officer with extensive service in the Middle East, Europe, and Asia. He served as a senior defense official/defense attaché and security assistance officer for US Embassies, and as a leader, advisor, and analyst in numerous global assignments. He provided extensive guidance and assistance to senior government leaders in developing nations. He has a bachelor’s in Government from California State University, Sacramento, and a master’s in International Studies from the University of Washington. The Board believes Mr. McKinney’s background, leadership experience, and community service activity make him an excellent board member.

Sarah E. D. Rothenbuhler is CEO of Birch Equipment Co, Inc, a construction equipment rental and sales company. She earned a bachelor’s from the University of Colorado and is a recipient of multiple business and community leadership awards. She is active on several philanthropic boards and organizations, including Bellingham Bay Rotary, St. Joseph’s Hospital Foundation, and Whatcom Business Alliance. The Board believes Ms. Rothenbuhler’s background, considerable business experience, and leadership service on community boards make her an excellent board member.

Board Role in Risk Oversight

The Board’s role in management of the Trust is oversight. As is the case with many investment companies, day-to-day management of the Trust, selection of Fund investments, administration and distribution services, and management of operational and portfolio risk are responsibilities of the Adviser. The Board, through reports from the Adviser and third parties, meetings of the Board as well as its committees, independent experiences including shareowner contacts, and Board advisors such as auditors, legal counsel, compliance officers, and regulators, provides only general supervision and risk oversight. The Chairman’s duties include developing the agenda for each Board meeting in consultation with management, presiding over each Board meeting, discussing matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.

Committees

The Board has an Audit and Compliance Committee consisting of the Independent Trustees. The Committee held one meeting during the fiscal year. The Committee operates under a specific charter, selects the independent registered public accounting firm, and reviews all audit reports. The Committee also reviews and considers matters related to the Trust’s compliance program, and meets with the Chief Compliance Officer at least annually.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time.

Compensation

The Trust currently pays independent trustees $1,000 per meeting attended, and a retainer of $4,000 plus $250 per Fund in the Trust per year, plus reimbursement of travel expenses (allocated pro rata to each Fund of the Trust). Trustees are also compensated for committee meetings and chairmanships. As an interested trustee, Mrs. Carten receives no compensation from the Trust. The Trustee Compensation table (below) provides the total compensation paid Trustees for the fiscal year ended November 30, 2023.

Code of Ethics

The Trust, its investment adviser Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, Inc., have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 204a-1 of the Investment Advisers Act. The Code of Ethics permits personnel subject to the Code of Ethics (as defined in the Code of Ethics) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code of Ethics includes restrictions on investing in securities that may be purchased by the Funds. A copy of the Code of Ethics is available without charge by contacting the Trust or Saturna Capital Corporation, and at www.saturna.com.

Trustee Compensation for Fiscal Year ended November 30, 2023
Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Marina E. Adshade; Trustee	$10,250	$0	$0	$10,250
Jane K. Carten; Trustee	$0	$0	$0	$0
Ronald H. Fielding; Trustee[1]	$12,500	$0	$0	$33,750
Gary A. Goldfogel; Trustee, Chairman	$12,500	$0	$0	$12,500
James V. McKinney; Trustee	$10,250	$0	$0	$10,250
Sarah E.D. Rothenbuhler; Trustee	$10,250	$0	$0	$10,250

1 Ronald H. Fielding also serves as Trustee to the Amana Mutual Funds Trust. He was paid $21,250 by that Trust during Saturna Investment Trust’s fiscal year ended November 30, 2023.

Trustees and Officers Ownership of Trust Shares[1]
Fund:	Shares Owned:	Percentage of Outstanding:
Sextant Growth Investor Shares	80	0.09%
Sextant Growth Z Shares	256,130	19.82%
Sextant International Investor Shares	1,860	0.10%
Sextant International Z Shares	401,264	30.70%
Sextant Core	461,494	30.13%
Sextant Short-Term Bond	1,075,649	47.78%
Sextant Bond Income	936,506	39.56%
Sextant Global High Income	558,045	60.94%
Saturna Sustainable Equity	463,830	36.25%
Saturna Sustainable Bond	569,683	16.22%

1 As of March 15, 2024 officers and Trustees (plus affiliated family members and entities), as a group, owned the above shares of the Funds

Control Persons and Principal Holders of Securities

Principal Holders of Securities

As of March 15, 2024, the principal holders of record (those with 5% or more of the outstanding shares) of securities of the following Funds were:

	Name and Address	Shares	Percentage
Sextant Growth Investor Shares	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	43,944	51.06%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	26,899	31.25%
Sextant Growth Z Shares	Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	93,509	7.24%
	Helen F. Schloerb Revocable Trust[1] P.O. Box 9623 North Amherst, MA 01059	84,580	6.55%
Sextant International Investor Shares	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	875,640	44.78%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	784,816	40.13%
Sextant International Z Shares	Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	164,372	12.58%
	Ronald H. Fielding¹ 1300 North State Street Bellingham, WA 98225	110,950	8.49%
	Helen F. Schloerb Revocable Trust[1] P.O. Box 9623 North Amherst, MA 01059	97,552	7.46%
	Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	86,541	6.62%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	69,655	5.33%

Principal Holders of Securities

As of March 15, 2024, the principal holders of record (those with 5% or more of the outstanding shares) of securities of the following Funds were:

	Name and Address	Shares	Percentage
Sextant Core	Saturna Capital Corporation[1] 300 North State Street Bellingham, WA 98225	197,605	12.90%
	Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	175,207	11.44%
	Goldfogel Family Partnership[1] 1300 N. State Street Bellingham, WA 98225	82,881	5.41%
	Saturna Trust TTEE FBO Rashid Siddiqi 401(k) Plan 1300 N. State Street Bellingham, WA 98225	79,075	5.16%
Sextant Short-Term Bond	Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	730,882	32.46%
Sextant Bond Income	Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	559,698	23.64%
	Saturna Trust Company[1] 1070 West Horizon Ridge Parkway, Suite 201 Henderson, NV 89012	184,182	7.78%
	Western Washington University Foundation[1] 516 High Street OM 430 Bellingham, WA 98225	155,995	6.59%
	Jeffrey D. Nelson 1300 North State Street Bellingham, WA 98225	130,835	5.53%
Sextant Global High Income	Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	305,899	33.40%
	Nicholas F. Kaiser[1] 1300 North State Street Bellingham, WA 98225	103,733	11.33%
	Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	91,490	9.99%
	Goldfogel Family Partnership[1] 1300 N. State Street Bellingham, WA 98225	53,559	5.85%

1 Shares are owned beneficially

Control Persons and Principal Holders of Securities

Principal Holders of Securities

As of March 15, 2024, the principal holders of record (those with 5% or more of the outstanding shares) of securities of the following Funds were:

	Name and Address	Shares	Percentage
Saturna Sustainable Equity	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	343,489	26.85%
	Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	312,156	24.40%
	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	136,885	10.70%
	Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	80,585	6.30%
Saturna Sustainable Bond	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	1,387,985	39.51%
	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	822,453	23.41%
	Saturna Capital Corporation[1] 1300 North State Street Bellingham, WA 98225	411,911	11.73%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	279,120	7.95%

1 Shares are owned beneficially

Any person holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on 1) the substantial ownership interest held and 2) the person’s resulting ability to potentially influence voting on certain matters submitted to shareowners for their consideration and approval.

Mr. Nicholas F. Kaiser, 1300 N. State Street, Bellingham, WA 98225, is considered a “control person” of the Sextant Global High Income, Sextant Short-Term Bond, Sextant Bond Income, and Saturna Sustainable Equity Funds. As of March 15, 2024, Mr. Nicholas F. Kaiser directly and indirectly through his ownership interest in Saturna Capital owned 44.73%, 40.50%, 35.62%, and 28.47% of these funds, respectively. Mrs. Jane K. Carten, 1300 N. State Street, Bellingham, WA 98225, is considered a “control person” of the Sextant Short-Term Bond, Sextant Bond Income, Sextant Global High Income, and Saturna Sustainable Equity Funds. As of March 15, 2024, Mrs. Jane K. Carten directly and indirectly through her ownership interest in Saturna Capital owned 40.23%, 35.62%, 33.58%, and 29.25%, of these funds, respectively. Their status as control persons has no effect on the voting rights of other security holders.

The Control Persons and Principal Holders of Securities table shows the only persons known to the Trust to be the owners of record of more than five percent or more of any Fund.

Direct Ownership of the Funds as of March 15, 2024
	Nick Kaiser	Jane Carten	Saturna Capital (and Affiliates)
Sextant Growth Fund Investor Shares	0.00%	0.09%	0.00%
Sextant Growth Fund Z Shares	3.17%	0.68%	7.24%
Sextant International Fund Investor Shares	0.00%	0.00%	0.00%
Sextant International Fund Z Shares	1.24%	0.15%	13.23%
Sextant Core Fund	4.03%	0.45%	12.90%
Sextant Short-Term Bond Fund	0.28%	0.00%	40.23%
Sextant Bond Income Fund	0.00%	0.00%	35.62%
Sextant Global High Income Fund	11.33%	0.17%	33.40%
Sustainable Equity Fund	4.07%	4.85%	24.40%
Sustainable Bond Fund	1.69%	0.18%	14.23%

Investment Advisory and Other Services

Investment Adviser and Administrator

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the investment adviser and Administrator for the Funds. Saturna Capital is also the Funds’ transfer agent and shareowner servicing agent. Mrs. Jane K. Carten, president of Saturna Capital, through her ownership of 52% of its voting stock, is a control person of the Adviser. Mrs. Carten is also a principal portfolio manager of the Saturna Sustainable Equity Fund. Mr. Nicholas F. Kaiser, chairman of Saturna Capital, through his ownership of 41% of its voting stock, is a control person of the Adviser.

Advisory Fee

Sextant Funds

Effective March 31, 2023, each Fund pays Saturna Capital and advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

Prior to that date, each Fund had a fee structure in place where each Fund paid Saturna Capital an advisory and administrative fee (the “Base Fee”), computed at the annual rate of 0.50% of average daily net assets of each Fund, paid monthly, and the Base Fee was subject to a maximum adjustment of up to 0.20%, up or down, depending on the investment performance of each Fund relative to the average 12-month total return of the funds in its Morningstar, Inc. specified benchmark. The removal of the performance fee adjustment was approved by shareowners of Sextant Growth, Sextant Core, Sextant Global High Income, Sextant Short-Term Bond, and Sextant Bond Income Funds on January 10, 2023, and by shareowners of Sextant International Fund on February 6, 2023.

Each class of shares of a Fund is subject to the same Advisory and Administrative Fee schedule.

The Adviser has committed through March 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed 0.60% for Sextant Short-Term Bond, 0.65% for Sextant Bond Income, and 0.75% for Sextant Global High Income.

Saturna Sustainable Funds

Under their Advisory and Administrative Services Agreements, each of the Saturna Sustainable Funds pays the Adviser an advisory and administration fee. This fee covers certain administrative services such as portfolio accounting, shareowner and financial reporting, shareowner servicing, and transfer agency services. The Fee is also compensation for portfolio management, advice, and recommendations on securities to be purchased, held, or sold. The Fee is computed at an annual rate – 0.65% for Sustainable Equity Fund and 0.55% for Sustainable Bond Fund – of average daily net assets and is paid monthly.

The Adviser has committed through March 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio of 0.75% for Sustainable Equity Fund and 0.65% for Sustainable Bond Fund.

Advisory and Administration Fees
	2023	2022	2021
Sextant Short-Term Bond Fund	$57,906	$59,906	$46,539
Sextant Bond Income Fund	$54,780	$65,241	$38,903
Sextant Core Fund	$108,712	$107,230	$65,578
Sextant Global High Income Fund	$51,051	$58,630	$28,396
Sextant Growth Fund	$309,818	$409,151	$205,174
Sextant International Fund	$339,252	$448,072	$344,285
Sustainable Equity Fund	$130,596	$138,001	$146,133
Sustainable Bond Fund	$162,275	$162,536	$137,267

Shareowner Services

Under the advisory agreement, Saturna Capital also provides services as the transfer agent, shareowner servicing agent, and dividend-paying agent for the Funds. As transfer agent, Saturna Capital furnishes to each shareowner a confirmation after each transaction, a historical statement quarterly and annually showing all transactions during the respective periods, and Form 1099 tax forms. Saturna Capital also, on behalf of the Funds, responds to shareowners’ questions and correspondence. Furthermore, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds’ records. The transfer agent (or its agents) performs the mailing of all financial statements, notices, prospectuses, and summary prospectuses to shareowners. These transfer agent services are included in the Advisory Fee.

Saturna Trust Company, a separate wholly-owned subsidiary of Saturna Capital, receives compensation for maintaining records of contributions, disbursements, and assets as required for IRAs and qualified retirement accounts that invest in the Funds. An annual fee of $10 per fund account for retirement plan services is paid by the Funds to Saturna Trust Company.

The Retirement Plan Custodial Fees table shows the amounts the Funds paid to Saturna Trust Company as retirement plan custodian for the three most recent fiscal years ended November 30.

Retirement Plan Custodial Fees
	2023	2022	2021
Sextant Short-Term Bond Fund	$3,307	$2,780	$3,591
Sextant Bond Income Fund	$2,734	$2,393	$3,086
Sextant Core Fund	$3,576	$3,172	$3,627
Sextant Global High Income Fund	$2,524	$1,875	$1,997
Sextant International Fund
Z Shares	$5,822	$5,086	$5,750
Sextant International Fund
Investor Shares	$15	$35	$282
Sextant Growth Fund Z Shares	$8,593	$7,133	$8,786
Sextant Growth Fund Investor
Shares	n/a	n/a	$79
Sustainable Equity Fund	$2,806	$2,658	$493
Sustainable Bond Fund	$1,502	$1,148	$1,422

12b-1 Fees
	2023	2022	2021
Sextant Short-Term Bond Fund	n/a	n/a	n/a
Sextant Bond Income Fund	n/a	n/a	n/a
Sextant Core Fund	n/a	n/a	n/a
Sextant Global High Income Fund	n/a	n/a	n/a
Sextant International Fund
Z Shares	n/a	n/a	n/a
Sextant International Fund
Investor Shares	$87,360	$90,414	$122,984
Sextant Growth Fund Z
Shares	n/a	n/a	n/a
Sextant Growth Fund
Investor Shares	$12,198	$13,386	$14,306
Sustainable Equity Fund	n/a	n/a	n/a
Sustainable Bond Fund	n/a	n/a	n/a

Rule 12b-1 Plan

Effective October 2, 2006, the Trust entered into a distribution agreement with the distributor (see the Underwriters section below), pursuant to which the distributor acts as principal underwriter of Fund shares for sale to the public. Investor Shares of Sextant Growth and Sextant International Funds participate in the Rule 12b-1 distribution plan (“Rule 12b-1 Plan”). Under the plan, the Investor Shares of these Funds pay the distributor a monthly fee at an annual rate of 0.25% of their average daily net assets.

The Trust allocates the Rule 12b-1 expenses between the Sextant Growth Fund Investor Shares and Sextant International Fund Investor Shares based on relative net asset size. A stable or growing portfolio with reduced redemptions may spread fixed costs across a wider base and increase investment efficiency. There is no assurance that these events will occur.

The 12b-1 Fees table shows the amounts Saturna Brokerage Services was paid as the Funds’ underwriter under the distribution plan for the three most recent fiscal years ended November 30.

No Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the plan or related agreements, but Mrs. Jane K. Carten and other employees of Saturna Capital may be considered to receive indirect financial benefits from the operation of the plan insofar as the plan grows Trust assets and pays fees to Saturna Capital.

Under the distribution plan, the distributor has entered into selling agreements with a number of financial intermediaries, such as brokers, financial advisers, banks, plan administrators, and others.

During the fiscal year ended November 30, 2023, the Trust paid the distributor $99,558. The distributor spent the following amounts on these principal activities:

Advertising:	$0
Printing and mailing of prospectuses to other than current shareowners:	$0
Compensation to underwriters:	$0
Compensation to broker-dealers:	$99,558
Compensation to sales personnel:	$0
Interest, carrying, or other financing
charges:	$0

The Adviser spent an additional $84,183 out of its own resources and not as an additional charge to any Fund. These expenses include payments to selected brokers, dealers, or other financial intermediaries, including plan administrators (collectively, “intermediaries”) in connection with the sale and/or distribution of a Fund’s shares or the retention and/or servicing of fund shareowners. This compensation by the Adviser could be characterized as “revenue sharing.”

In some cases, these payments may create an incentive for the intermediary or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an intermediary, please contact your intermediary to learn more about any payments it receives from the Adviser and/or its affiliates, as well as fees and/ or commissions the intermediary charges. You should also consult disclosures made by your intermediary at the time of purchase. Any such payments will not change the net asset value or the price of a Fund’s shares.

Custodian

The Funds’ custodian is UMB Bank, NA, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64155.

The custodian holds all securities and cash, settles all Fund portfolio securities transactions, receives (on behalf of the Funds) the money from sale of Fund shares, and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from a Fund’s account at the custodian bank.

Independent Registered Public Accounting Firm

Tait, Weller and Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of November 30 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns.

Portfolio Managers

All Saturna Capital employees, including Elizabeth W. Alm, Jane K. Carten, Patrick T. Drum, Bryce R. Fegley, Dan Kim, Scott F. Klimo, Christopher E. Paul, Levi Stewart Zurbrugg, and other portfolio managers are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As owners of shares and/or stock options of Saturna Capital Corporation, Mmes. Alm and Carten and Messrs. Drum, Fegley, Kim, Klimo, Paul, and Stewart Zurbrugg, may benefit from any increase in its value per share that might result from its operations or profits. They may also receive dividends on shares of Saturna Capital. All Saturna Capital employees are eligible for a retirement plan, health care and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a Fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the Adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating and 2% of the monthly fee for a 5-star rating.

Saturna Capital’s portfolio managers may manage multiple accounts, including mutual funds and separate accounts for individuals, investment partnerships, pension funds, and charities. Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that account. The management of multiple accounts may give rise to potential conflicts of interest when the accounts have similar or different objectives, benchmarks, time horizons, and fees because the portfolio manager must allocate their time and investment ideas across multiple accounts. Consequently, a manager may purchase (or sell) a security for one account and not for another. The Adviser has adopted policies designed to fairly allocate securities purchased or sold on an aggregated basis. Transactions executed for one account may adversely affect the value of securities held by other accounts. Securities selected for some accounts may outperform the securities selected for others. A portfolio manager’s compensation plan may give rise to potential conflicts of interest. To reduce this risk, a mutual fund portfolio manager’s account performance bonus depends upon the Fund’s overall Morningstar™ rating, which derives from investment results over the last three, five, and 10 years. A manager’s compensation tends to increase with assets under management, which in turn may increase the value of Saturna Capital Corporation.

Portfolio Managers (as of November 30, 2023)
Portfolio Manager:	Trust portfolios served as primary manager (assets):	Other investment company portfolios served as primary manager (assets):	Other pooled investment vehicles served as primary manager (assets):	Other accounts (assets):
Elizabeth W. Alm	Sextant Bond Income ($10,073,797) Sextant Short-Term Bond Fund ($10,833,483)	None	None	None
Jane K. Carten	Saturna Sustainable Equity Fund ($21,317,281)	None	None	None
Patrick T. Drum	Saturna Sustainable Bond Fund ($29,455,325)	Amana Participation Fund ($206,043,293)	None	None
Bryce R. Fegley	Sextant Global High Income Fund ($9,438,756) Sextant Core Fund ($21,194,736)	None	None	One ($5,005,407)
Scott F. Klimo	Sextant Growth Fund ($61,602,008)	Amana Growth Fund ($4,358,171,096)	None	None
Dan Kim	Sextant International Fund ($64,298,527)	None	None	Nine ($8,691,959)
Christopher E. Paul	None	None	Five ($85,812,179)[1]	Three ($4,175,667)
Levi Stewart Zurbrugg	Sextant Core Fund ($21,194,736)	None	None	Five ($4,937,363)

1 Assets managed with a performance fee.

Portfolio Manager Fund Ownership (as of November 30, 2023)

Dollar range of equity securities in Saturna Investment Trust Funds owned beneficially by Portfolio Managers

Elizabeth W. Alm	Sextant Core: $10,001-$50,000
Saturna Sustainable Bond: $10,001-$50,000
Jane K. Carten	Sextant Growth Investor Shares: $1-$10,000
Sextant Growth Z Shares: $100,001-$500,000
Sextant International Z Shares: $10,001-$50,000
Sextant Core: $100,001-$500,000
Sextant Bond Income: $1-$10,000
Sextant Global High Income: $10,001-$50,000
Saturna Sustainable Equity: over $1,000,000
Saturna Sustainable Bond: $50,001-$100,000
Patrick T. Drum	Saturna Sustainable Bond: $10,001-$50,000
Sextant Core: $1-$10,000
Bryce R. Fegley	Sextant Growth Z Shares: $100,001-$500,000
Sextant International Investor Shares: $1-$10,000
Sextant International Z Shares: $100,001-$500,000
Sextant Global High Income: $100,001-$500,000
Dan Kim	Sextant International Z Shares: $10,001-$50,000
Scott F. Klimo	Sextant Growth Z Shares: $100,001-$500,000
Sextant International Z Shares: $100,001-$500,000
Christopher E. Paul	Sextant International Z-Shares: $100,001-$500,000
Sextant Core: over $1,000,000
Sextant Global High Income: $50,001-$100,000
Levi Stewart Zurbrugg	Sextant Growth Z Shares: $1-$10,000
Sextant International Z Shares: $1-$10,000
Sextant Core: $10,001-$50,000
Sextant Short-Term Bond: $10,001-$50,000
Sextant Bond Income: $10,001-$50,000
Saturna Sustainable Equity: $10,000-$50,000
Saturna Sustainable Bond: $10,001-$50,000

Brokerage Allocation

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser and is reviewed by the Board of Trustees. Although it is permitted to do so, the Adviser does not allocate brokerage to any broker in return for research or services.

The primary consideration in effecting securities transactions for the Trust is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement, and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available

Commissions Paid To Other Broker-Dealers
	2023	2022	2021
Sextant Growth Fund	$-	$-	$-
Sextant International Fund	$-	$-	$-
Sextant Core Fund	$-	$-	$-
Sextant Short-Term Bond Fund	n/a	n/a	n/a
Sextant Bond Income Fund	n/a	n/a	n/a
Sextant Global High Income Fund	$-	$-	$-
Saturna Sustainable Equity Fund	$-	$326	$572
Saturna Sustainable Bond Fund	n/a	n/a	n/a

elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage may be directed to Saturna Brokerage Services, Inc., a wholly-owned subsidiary of the Adviser, which engages in a discount brokerage business. Saturna Brokerage Services currently executes portfolio transactions for the Trust for free (no commissions). As of the date of this SAI, no commissions have been paid to Saturna Brokerage Services, Inc., during the Fund’s last three fiscal years ended November 30. Transactions effected through other brokers are subject to commissions payable to that broker.

The Commissions Paid To Other Broker-Dealers table below contains the commissions each Fund paid to unaffiliated broker-dealers for each of the last three fiscal years ending November 30.

The Trustees review brokerage activity in detail at each regular meeting. Meetings are held on a quarterly schedule.

Capital Stock

The Saturna Investment Trust is organized as a “series” investment company. Each share class of a Fund is divided into shares of beneficial interest. Those Funds and classes are named: Sextant Growth Fund Investor Shares, Sextant Growth Fund Z Shares, Sextant International Fund Investor Shares, Sextant International Fund Z Shares, Sextant Core Fund, Sextant Global High Income Fund, Sextant Bond Income Fund, Sextant Short-Term Bond Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. There are no restrictions on shareowners’ rights to freely retain or dispose of shares of any class. There are no material obligations or potential liabilities associated with owning a Fund’s shares except the investment risks described in the Funds’ prospectuses and summary prospectuses, and in this statement of additional information in the section Fund Descriptions, Investments, and Risks beginning on page 3. The shareowners of each separate Fund may look only to that Fund for dividends, income, capital gains or losses, redemption, liquidation, or termination. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareowners that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareowners in which the interests of one Fund differ from the interest of any other Fund. The voting rights of each class of shares can only be modified by a majority vote of that class. Shareowners may elect to convert eligible Investor Shares into corresponding Z Shares of the same series. Any such conversion will occur at the next available respective net asset values of the share classes. There are no sinking fund provisions. The creditors and shareowners of each Fund are limited to the assets of that Fund for recovery of charges, expenses, and liabilities.

Purchase, Redemption, and Pricing of Shares

See Purchase and Sale of Fund Shares in the Prospectus or Summary Prospectus and Fund Share Pricing in the Prospectus for an explanation about the ways to purchase or redeem shares. Purchases and redemptions are processed at net asset value per share.

It is important to note that there are differences between the two share classes of Sextant Growth and Sextant International Funds. Investor Shares are subject to an annual distribution fee to compensate financial intermediaries for providing investors with ongoing account services. Z Shares (and shares of Funds that do not participate in the 12b-1 distribution plan) are not subject to an annual distribution fee and, consequently, holders of these shares may not receive the same types or levels of services from financial intermediaries. In choosing between Investor Shares versus Z Shares, investors should weigh the benefits of the services to be provided by financial intermediaries against the annual distribution fee imposed upon some shares. Sextant Growth and Sextant International Fund Z Shares will be purchased by default.

Offering Price

A Fund computes its price per share of share classes on each business day by dividing the value of all securities and other assets, less liabilities, attributable to each share class, by the number of shares outstanding of that class. The daily price is determined for each class of a Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good

Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

Pricing of Foreign Securities

Foreign securities traded outside the US are valued on the basis of their most recent closing market prices at 4 p.m. Eastern time.

Foreign markets may close before the time at which the Funds’ prices are determined. Because of this, events occurring after the close of a foreign market and before the determination of the Funds’ NAVs may have a material effect on the Funds’ foreign security prices. To account for this the Funds may use independent pricing services for valuation of securities.

In developing valuations for foreign securities, the independent pricing services review a variety of factors, including developments in foreign markets, the performance of US securities markets, and the performance of instruments trading in US markets that represent foreign securities and baskets of foreign securities. The Funds may also fair value securities in other situations; for example, when a particular foreign market is closed but the Fund is open.

The Funds routinely compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices and other factors they believe are relevant for such testing. Other mutual funds may adjust the prices of their securities by different amounts.

Taxation of the Funds

Saturna Investment Trust is organized as a “series” investment company. Each Fund of the Trust is a separate economic entity with separate assets and liabilities and separate income streams. The shareowners of each separate Fund may look only to that Fund for income, capital gain or loss, redemption, liquidation, or termination. Each Fund has separate arrangements with the Adviser. Assets of each Fund are segregated. The creditors and shareowners of each Fund are limited to the assets of that Fund for recovery of charges, expenses, and liabilities. Each Fund of the Trust conducts separate voting on issues relating solely to that Fund, except as required by the 1940 Act. The tax status and tax consequences to shareowners of each Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as each has since inception, with the provisions of the Code applicable to regulated investment companies, which relieve mutual funds of federal income taxes on the amounts so distributed.

If, in any taxable year, a Fund does not qualify as a regulated investment company under the Code, and such Fund does not qualify for an exception, cure period, or other relief, or fails to meet the distribution requirements under the Code, (1) the Fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareowners; (2) the Fund’s distributions, to the extent made out of the Fund’s current or accumulated earnings and profits, would be taxable to shareowners as ordinary dividends, regardless of whether they would otherwise have been considered capital gain dividends; (3) the Fund may qualify for the 50% deduction for dividends received by corporations; and (4) foreign tax credits would not “pass through” to shareowners.

If shareowners do not furnish the transfer agent with a valid Social Security or Tax Identification Number and in certain other circumstances, the transfer agent is required to withhold 24% of dividends and other distributions and redemption proceeds. Dividends to shareowners who are nonresident aliens may be subject to a 30% United States withholding tax under the existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. If the IRS determines that a Fund should be fined or penalized for inaccurate, missing, or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

At November 30, 2023, the Funds had capital loss carryforwards as follows, subject to regulation. Loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes and do not expire.

	Short-Term Bond Fund	Bond Income Fund
Short term loss carryforward	$47,267	$–
Long term loss carryforward	$93,276	$16,324
Total Capital loss carryforward	$140,543	$16,324

	Core Fund	Global High Income Fund
Short term loss carryforward	$8,009	$–
Long term loss carryforward	$–	$15,483
Total Capital loss carryforward	$8,009	$15,483

Growth Fund International Fund
Short term loss carryforward	$252,087	$544,256
Total Capital loss carryforward	$252,087	$544,256

	Sustainable Equity Fund	Sustainable Bond Fund
Short term loss carryforward	$166,809	$904,725
Long term loss carryforward	$468,690	$1,180,905
Total Capital loss carryforward	$635,499	$2,085,630

Underwriters

The Adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225 is a general securities brokerage firm and acts as distributor for the Funds under a Rule 12b-1 distribution plan.

Mrs. Jane K. Carten is President of Saturna Brokerage Services, Inc. All employees of the distributor are also employees of the Adviser.

Under the distribution agreement, the distributor is not required to sell a certain number of shares. The offering of shares by the distributor is continuous.

Financial Statements

The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated into this Registration Statement the Annual Report to shareowners for the fiscal year ended November 30, 2023.